Exhibit 99.1

FOR IMMEDIATE RELEASE

Fortistar Sustainable Solutions Corp. Announces the Separate Trading of its Class A Common Stock and Warrants Commencing March 19, 2021

NEW YORK – March 18, 2021 – Fortistar Sustainable Solutions Corp. (the “Company”) announced that, commencing March 19, 2021, holders of the units sold in the Company's initial public offering of 25,875,000 units, completed on January 29, 2021, may elect to separately trade the shares of Class A common stock and redeemable warrants included in the units. Shares of Class A common stock and redeemable warrants that are separated will trade on The Nasdaq Capital Market (“Nasdaq”) under the symbols “FSSI” and “FSSIW,” respectively. Those units not separated will continue to trade on Nasdaq under the symbol “FSSIU.” No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company's transfer agent, in order to separate the units into shares of Class A common stock and redeemable warrants.

The units were initially offered by the Company in an underwritten offering. Credit Suisse and BofA Securities acted as joint book-running managers in the offering.

The offering was made only by means of a prospectus. Copies of the prospectus may be obtained for free by visiting EDGAR on the SEC’s website at www.sec.gov. Alternatively, copies of the prospectus may be obtained for free by contacting Credit Suisse Securities (USA) LLC, Attention: Prospectus Department, 6933 Louis Stephens Drive, Morrisville, NC 27560, telephone: 1-800-221-1037, email: usa.prospectus@credit-suisse.com or BofA Securities, Attention: Prospectus Department, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte, NC 28255-0001 or by emailing: dg.prospectus_request@bofa.com.

Registration statements relating to the securities became effective on January 26, 2021. This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Fortistar Sustainable Solutions Corp.

Fortistar Sustainable Solutions Corp. is a newly incorporated blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities.

Cautionary Statement Concerning Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statements and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact:

Fortistar Sustainable Solutions Corp.
1 North Lexington Ave
White Plains, NY 10601
T: 914-421-4900
FSSI@fortistar.com